UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2016

Item 1. Reports to Stockholders.

PORTFOLIO 21 GLOBAL EQUITY FUND

TRILLIUM SMALL/MID CAP FUND

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2016

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Portfolio 21 Global Equity Fund and Trillium Small/Mid Cap Fund (the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index, which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non- resident institutional investors who do not benefit from double taxation treaties.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of the developed markets in Europe.  The MSCI Europe Index consists of the following 15 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom (as of June 2, 2014).

MSCI ACWI Quality Index is based on the MSCI ACWI Index, its parent index, which includes large and mid-cap stocks across 23 Developed Market (DM) and 23 Emerging Markets (EM) countries. The index aims to capture the performance of quality growth stocks by identifying stocks with high quality scores based on three main fundamental variables: high return on equity (ROE), stable year-over-year earnings growth and low financial leverage. The MSCI Quality Indexes complement existing MSCI Factor Indexes and can provide an effective diversification role in a portfolio of factor strategies.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies (the 1000 largest companies within the Russell 3000® Index) with higher price/book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 companies (the 1000 largest companies within the Russell 3000® Index) with lower price/book ratios and lower forecasted growth values.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Basis points are units of measure for interest rates and other percentages, commonly used to describe the percentage change in interest rates, bond yields, and other financial instruments.  One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

The book value of an asset is the value at which the asset is carried on a balance sheet.  Book value is calculated as the original cost of the asset less any depreciation or amortization.

Cash flow is the net amount of cash and cash equivalents moving into and out of a company.  Net cash flow is calculated as the difference between the amount of available cash at the beginning of an accounting period (opening balance) and the amount at the end of an accounting period (closing balance).

The price-to-earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.  To calculate, you take the current stock price of a company and divide by its earnings per share.

An investment cannot be made directly in an index. Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Portfolio 21 Global Equity Fund

A Message to Our Shareholders	2

Country Allocation	7

Schedule of Investments	8

Trillium Small/Mid Cap Fund

A Message to Our Shareholders	13

Sector Allocation	17

Schedule of Investments	18

Expense Examples	20

Statements of Assets and Liabilities	22

Statements of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	29

Notes to Financial Statements	32

Approval of Investment Advisory Agreement	45

Additional Information	49

Privacy Notice	50

Portfolio 21 Global Equity Fund

Dear Shareowners, Friends, and Clients,

The Portfolio 21 Global Equity Fund (“Portfolio 21”) underperformed the MSCI ACWI during the second half of 2016 by approximately 350 basis points.  The global equity portfolio gained 2.97% (PORIX) in the second half of 2016 on a net-of-fees basis, while the MSCI ACWI Index was up 6.55%.  As a quality growth portfolio, the strategy fell victim to its own investment philosophy and style.  Quality and growth factors significantly underperformed broad market indices during the period after outperforming for most of 2015.  The MSCI ACWI Quality Index appreciated a mere 3.52% in the second half of 2016.  The performance spread of value over growth was even more pronounced.  The Russell 1000 Value Index gained 10.39%, compared with a gain of just 5.64% in the Russell 1000 Growth Index in the second half of 2016.

Performance as of	6	1	3	5	10	Since
December 31, 2016	Months	Year	Year	Year	Year^	Inception^
Retail (PORTX)	2.83	3.72	1.71	8.16	3.34	4.84
Institutional (PORIX)	2.97	3.96	1.98	8.46	3.64	5.15
MSCI ACWI	6.55	7.86	3.13	9.36	3.56	3.39

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-209-1962.

^	PORIX launched on March 30, 2007. Performance shown prior to that date reflects performance of the PORTX adjusted to reflect Institutional Class (PORIX) fees.

Gross Expense Ratio*
Class R	1.33%
Class I	1.08%

*	Gross expense ratio is from Portfolio 21’s prospectus dated October 31, 2016. See the Financial Highlights on pages 29 and 30 for the most current expense ratios.

The premium valuation typically assigned to quality stocks has diminished to multi-year lows as investors refused to pay up for stability and consistency in favor of more speculative investments.  In fact, the price-to-earnings ratio of Portfolio 21 is now aligned with the MSCI ACWI on a trailing and forward basis, despite superior and improving portfolio operating fundamentals.  We expect valuation multiples of Quality stocks to normalize as investors begin to appreciate the power of compounding excess returns again, which should benefit Portfolio 21 shareholders.

The strategy is underexposed to U.S. stocks and overweight European stocks, relative to the MSCI ACWI.  The MSCI Europe Index appreciated 5.4%, compared with a gain of 7.8% for the S&P 500 Index during the second half of 2016.  Portfolio 21 is generally overweight European equities due to there being more companies that meet our high Environmental, Social, and Governance (“ESG”) and operating fundamental requirements in the region.  That overweight has lessened over the years but given the historical performance of the two geographies, we feel optimistic about our current positioning, as correlations of developed markets are strong over time.

Average Annual Returns for S&P 500 Index vs. MSCI Europe Index

	S&P 500	MSCI Europe
1970s	5.9%	8.6%
1980s	17.5%	18.5%
1990s	18.2%	14.5%
2000s	-0.9%	2.4%
2010s	13.0%	4.5%
1970-2015	10.3%	10.0%

Source: awealthofcommonsense.com

Performance Leaders:

The perception that interest rates were finally headed higher for longer pushed the shares of SVB Financial Group up 80% for the second half of 2016.  The company’s combination of floating rate loans and low cost deposits make it a prime beneficiary of rising rates.

Irish industrial firm Kingspan reported another set of strong results, sending the stock up 30% for the second half of 2016.  The company’s highly efficient insulated boards and panels continue to gain share worldwide as more customers understand that heating, power, and maintenance comprise around 80% of a building’s cost over its life.

Performance Laggards:

SunPower and First Solar were the two worst performers in the second half of 2016 down 60% and 34% respectively.  Fundamentals at both companies weakened and stock declines were exacerbated by increased regulatory uncertainty around renewable energy due to the new U.S. administration.  We sold both stocks mid-period, finding clearer, more understandable growth stories elsewhere.

Danish diabetes specialist Novo Nordisk was down 28% in the second half of 2016 as increased payer pressure in the U.S. focused on insulin-related products.  While there is no way to tell how or when drug pricing pressure will stabilize, we remain convinced that Novo’s innovation-based approach to the growing diabetes issues worldwide bodes well for the future.

New Positions:

The Fund was able to bolster its Consumer Staples exposure with the addition of Blackmores Limited, an Australian leader in the vitamin, herbal and mineral supplement sector.  We had a chance to visit the company in 2016 and were impressed with its focus on high quality products which has translated into strong brand recognition.  Acceptance of complementary medicines is growing and the company has an especially large market opportunity in Asia.

The market volatility that accompanied Brexit gave us a chance to establish a position in Aviva PLC, a UK-based insurance firm.  Strong cash flow and a solid balance sheet are allowing the company to use its scale and brand to drive digital adoption of its products.  The company has long been a leader in corporate social responsibility and was the first carbon neutral international insurer.

Longer term, the Fund has generated positive alpha.  In fact, despite the weak second half of 2016, the Fund has generated annualized returns in excess of 100 basis points over the MSCI ACWI on the net-of-fees basis since inception in 1999, illustrating the legitimacy of the philosophy of the strategy over market cycles.

Looking forward we believe our investment process of identifying companies which are best at mitigating ESG risks and taking advantage of ESG opportunities will pay off.  The World Economic Forum released its annual Global Risks Report in December and the top five long-term risks are all ESG-related:

Source: Global Risks Perception Survey 2015, World Economic Forum.

Environmental Performance:

Portfolio 21 invests in industry leaders across the globe that are effectively addressing and mitigating their environmental impact. One such measure that we evaluate is carbon intensity, which can be quantified by computing the average emission rate of a given pollutant from a given source relative to the intensity of a specific activity. Utilizing data from Trucost, a leading global research and environmental data provider, the carbon intensity of Portfolio 21 and its benchmark, the MSCI ACWI, was calculated for nine greenhouse gases and then converted into tons of carbon dioxide equivalents. At the close of 2016, Portfolio 21 achieved a 59% lower carbon footprint than the MSCI ACWI.

While low relative carbon intensity is an essential characteristic of companies held in Portfolio 21, we also consider other environmental impacts measures.  We measure and rate the impact companies have on water use, waste, land and water pollutants, air pollutants, and natural resource use. To determine the overall environmental impact of Portfolio 21 and its benchmark, Trucost weights a company’s environmental impact by revenue and the amount of environmental impact the company contributes to the portfolio based on Portfolio 21’s ownership share. The companies in the portfolio are then summed, creating the environmental impact apportioned to the portfolio. This is then normalized by the total revenue apportioned by each holding to create the data presented in the chart below. At the close of 2016, Portfolio 21 had a 40% lower environmental footprint than the MSCI ACWI.

	Portfolio 21	MSCI ACWI

Number of companies	104	2055
Value of Holdings ($MN)	390.42	390.42
Total Carbon Emissions	26,198	89,850
Total Carbon Footprint	127.86	312.34
Environmental costs apportioned to holdings	4.475	10.526
Total Environmental Footprint	2.18%	3.66%

Source: Trucost

Advocacy:

During the second half of 2016 Trillium filed shareholder proposals with over two dozen companies, asking them to adopt more sustainable business practices and improve sustainability related disclosures. We engaged with companies in new areas of advocacy and participated in many successful dialogues, a few of which are highlighted below.

Research indicates that a diverse and inclusive workforce with strong family-friendly policies is good for business. Employees are paying more attention to these issues and expect companies to take a proactive approach to fostering an inclusive workplace. For this reason, we began engaging with a large slate of financial services and technology companies, including PNC Financial Services Group Inc., The Travelers Companies, and Jones Lang LaSalle Incorporated on this issue.

In November, after Trillium filed a shareholder proposal and engaged in constructive dialogue, Visa Inc. committed to publishing EEO-1 data (an annual workforce diversity disclosure required by the government) and disclosing strategies to drive diversity and inclusion, including talent and pipeline initiatives.

During the period, Trillium was a co-filer on a renewable energy shareholder proposal urging United Parcel Service to adopt quantitative company-wide renewable energy targets and strengthen climate change commitments.  We successfully withdrew our shareholder proposal after the company announced that it would explore renewable energy goals as part of a revamp of its overall climate strategy.

Conclusion:

We will continue to optimize the portfolio composition by focusing on companies that exhibit strong operating fundamentals and possess the highest ESG characteristics worldwide.  We believe these companies are best equipped to navigate an environmentally constrained global economy that is transitioning to a less carbon-intensive economic model.

Thank you for your support of Portfolio 21.

Sincerely,

The Portfolio 21 Global Equity Fund Investment Management Team

Jim Madden	Tony Tursich
Portfolio Manager	Portfolio Manager

Portfolio 21 Global Equity Fund

COUNTRY ALLOCATION at December 31, 2016 (Unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$9,568,015	2.4%
Brazil	5,821,439	1.5%
Canada	11,982,817	3.0%
China	2,516,070	0.6%
Denmark	13,150,966	3.3%
France	13,413,494	3.4%
Germany	11,519,651	2.9%
Hong Kong	10,289,096	2.6%
Indonesia	2,159,287	0.5%
Ireland	10,235,949	2.6%
Japan	25,340,799	6.4%
Kenya	2,049,380	0.5%
Netherlands	18,830,620	4.7%
Portugal	3,722,326	0.9%
South Africa	3,363,135	0.8%
South Korea	8,213,912	2.1%
Spain	13,356,300	3.3%
Sweden	6,584,662	1.7%
Switzerland	11,607,399	2.9%
Taiwan	5,750,000	1.4%
Turkey	1,870,879	0.5%
United Kingdom	16,767,309	4.2%
United States	192,190,121	48.1%
Liabilities in Excess
of Other Assets:	(1,016,749)	(0.3)%
	$399,286,877	100.0%

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Unaudited)

Shares		Value

COMMON STOCKS: 98.0%

Automobiles & Components: 1.7%
480,000	BYD Co. Ltd.
	(China)	$2,516,070
100,000	Denso Corp.
	(Japan)	4,325,649
		6,841,719

Banks: 9.3%
525,000	Banco Bilbao
	Vizcaya Argentaria
	SA (Spain)	3,537,948
2,500,000	Bank Rakyat
	Indonesia (Persero)
	Tbk PT (Indonesia)	2,159,287
7,000,000	Equity Group Holdings
	Ltd. (Kenya)	2,049,380
250,000	Hang Seng Bank Ltd.
	(Hong Kong)	4,636,145
447,420	New Resource
	Bank (United
	States) (a)(b)(c)	2,111,823
48,700	PNC Financial
	Services Group,
	Inc. (United States)	5,695,952
33,100	SVB Financial
	Group (United
	States) (a)(d)	5,681,946
105,000	The Toronto
	Dominion Bank
	(Canada)	5,178,639
4,685,714	Turkiye Sinai
	Kalkinma Bankasi
	A/S (Turkey)	1,870,879
180,000	Westpac Banking
	Corp. (Australia)	4,225,312
		37,147,311

Capital Goods: 9.4%
108,500	Atlas Copco AB –
	Class A (Sweden)	3,291,518
9,000	Geberit AG
	(Switzerland)	3,603,210
70,000	Hexcel Corp.
	(United States)	3,600,800
96,105	Johnson Controls
	International PLC
	(United States)	3,958,560
125,000	Kingspan Group
	PLC (Ireland)	3,394,809
115,000	Koninklijke Philips
	Electronics NV
	(Netherlands)	3,515,783
275,000	Kubota Corp.
	(Japan)	3,918,975
125,300	Quanta Services, Inc.
	(United States) (a)	4,366,705
30,000	Rockwell
	Automation, Inc.
	(United States)	4,032,000
32,000	Siemens AG
	(Germany)	3,918,092
		37,600,452

Commercial & Professional Services: 2.4%
1,600,000	China Everbright
	International Ltd.
	(Hong Kong)	1,804,692
40,000	Verisk Analytics,
	Inc. (United
	States) (a)	3,246,800
61,000	Waste
	Management, Inc.
	(United States)	4,325,510
		9,377,002

Consumer Durables & Apparel: 3.3%
35,000	Coway Co. Ltd.
	(South Korea)	2,558,322
15,000	Kering (France)	3,364,566
76,000	Nike, Inc. – Class B
	(United States)	3,863,080
25,000	Pandora A/S
	(Denmark)	3,263,502
		13,049,470

Consumer Services: 2.1%
215,000	Compass
	Group PLC
	(United Kingdom)	3,973,559

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Unaudited), Continued

Shares		Value

Consumer Services (Continued)
21,500	Panera Bread Co. –
	Class A (United
	States) (a)(d)	$4,409,435
		8,382,994

Diversified Financials: 3.5%
90,000	Bank of New York
	Mellon Corp.
	(United States)	4,264,200
110,000	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT
	(United States) (d)	2,088,900
76,300	Intercontinental
	Exchange, Inc.
	(United States) (d)	4,304,846
40,000	MSCI, Inc.
	(United States)	3,151,200
		13,809,146

Energy: 1.0%
85,000	Koninnklijke
	Vopak NV
	(Netherlands)	4,010,318

Food & Staples Retailing: 2.8%
55,000	CVS Health Corp.
	(United States)	4,340,050
240,000	Jeronimo Martins,
	SGPS, SA
	(Portugal)	3,722,326
150,000	Koninklijke
	Ahold Delhaize
	NV (Netherlands)	3,159,461
		11,221,837

Food, Beverage & Tobacco: 2.4%
58,000	Danone SA (France)	3,670,169
200,000	Darling Ingredients,
	Inc. (United
	States) (a)	2,582,000
37,000	McCormick &
	Co., Inc.
	(United States)	3,453,210
		9,705,379

Health Care Equipment & Services: 3.3%
50,000	Coloplast A/S
	(Denmark)	3,367,931
20,000	Henry Schein, Inc.
	(United States) (a)	3,034,200
50,000	Medtronic
	PLC (Ireland)	3,561,500
58,000	Sysmex
	Corp. (Japan)	3,351,209
		13,314,840

Household & Personal Products: 2.5%
30,000	Blackmores Ltd.
	(Australia) (d)	2,232,944
18,000	L’Oreal SA (France)	3,280,786
110,000	Unilever NV
	(Netherlands)	4,518,688
		10,032,418

Insurance: 3.8%
20,900	Allianz SE (Germany)	3,449,303
580,000	Aviva PLC
	(United Kingdom)	3,454,867
76,000	MetLife, Inc.
	(United States)	4,095,640
35,000	The Travelers
	Companies, Inc.
	(United States)	4,284,700
		15,284,510

Materials: 6.9%
54,000	Ball Corp.
	(United States)	4,053,780
75,100	Croda International
	PLC (United
	Kingdom)	2,953,668
41,000	Ecolab, Inc.
	(United States)	4,806,020
72,100	Johnson Matthey
	PLC (United
	Kingdom)	2,821,092
550,000	Klabin SA (Brazil)	2,994,439
80,000	Novozymes A/S –
	Class B (Denmark)	2,752,953
34,000	Praxair, Inc.
	(United States)	3,984,460

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Unaudited), Continued

Shares		Value

Materials (Continued)
117,000	Svenska Cellulosa
	AB – Class B
	(Sweden)	$3,293,144
		27,659,556

Media: 0.9%
200,000	RELX PLC
	(United Kingdom)	3,564,123

Pharmaceuticals, Biotechnology &
Life Sciences: 8.1%
14,000	Biogen, Inc.
	(United States) (a)	3,970,120
20,000	Celgene Corp.
	(United States) (a)	2,315,000
43,000	CSL Ltd. (Australia)	3,109,759
45,000	Gilead Sciences, Inc.
	(United States)	3,222,450
78,500	Merck & Co., Inc.
	(United States)	4,621,295
48,000	Novartis AG
	(Switzerland)	3,490,728
105,000	Novo-Nordisk
	A/S – Class B
	(Denmark)	3,766,580
19,800	Roche Holdings
	AG (Switzerland)	4,513,461
25,300	Waters Corp.
	(United States) (a)	3,400,067
		32,409,460

Real Estate: 3.4%
170,000	Daiwa House Industry
	Co. Ltd. (Japan)	4,635,964
80,000	HCP, Inc. – REIT
	(United States)	2,377,600
36,000	Jones Lang Lasalle,
	Inc. (United States)	3,637,440
13,000	Unibail-Rodamco
	SE – REIT
	(France)	3,097,973
		13,748,977

Retailing: 3.4%
76,000	The TJX Companies,
	Inc. (United States)	5,709,880
60,000	Tractor Supply Co.
	(United States)	4,548,600
650,000	Woolworths
	Holdings Ltd.
	(South Africa)	3,363,135
		13,621,615

Semiconductors & Semiconductor
Equipment: 3.8%
37,000	NPX
	Semiconductors NV
	(Netherlands) (a)	3,626,370
3,800	Samsung Electronic
	Co. Ltd.
	(South Korea)	5,655,590
200,000	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd. SA –
	ADR (Taiwan)	5,750,000
		15,031,960

Software & Services: 10.6%
28,000	Accenture PLC –
	Class A (Ireland)	3,279,640
40,000	Adobe Systems, Inc.
	(United States) (a)	4,118,000
10,385	Alphabet, Inc. –
	Class A
	(United States) (a)	8,229,593
80,000	Amadeus IT Holding
	SA (Spain)	3,628,343
40,000	Ansys, Inc.
	(United States) (a)	3,699,600
35,000	Intuit, Inc.
	(United States)	4,011,350
35,000	Microsoft Corp.
	(United States)	2,174,900
103,000	PayPal Holdings, Inc.
	(United States) (a)	4,065,410
48,000	SAP SE (Germany)	4,152,256
62,000	Visa, Inc. – Class A
	(United States)	4,837,240
		42,196,332

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Unaudited), Continued

Shares		Value

Technology Hardware & Equipment: 3.9%
55,000	Apple, Inc.
	(United States)	$6,370,100
170,000	Cisco Systems, Inc.
	(United States)	5,137,400
40,000	IPG Photonics Corp.
	(United States) (a)	3,948,400
		15,455,900

Telecommunication Services: 3.7%
65,000	BCE, Inc. (Canada)	2,809,332
365,000	China Mobile Ltd.
	(Hong Kong)	3,848,259
190,000	KDDI Corp. (Japan)	4,798,066
60,000	Verizon
	Communications,
	Inc.
	(United States)	3,202,800
		14,658,457

Transportation: 4.2%
28,000	Canadian Pacific
	Railway Ltd.
	(Canada)	3,994,846
50,000	East Japan Railway
	Co. (Japan)	4,310,936
45,000	Ryder Systems, Inc.
	(United States)	3,349,800
45,000	United Parcel
	Service, Inc. –
	Class B
	(United States)	5,158,800
		16,814,382

Utilities: 1.6%
500,000	EDP Renovaveis
	SA (Spain)	3,175,574
160,000	Red Electrica
	Corporacion SA
	(Spain)	3,014,435
		6,190,009

TOTAL COMMON STOCKS
(Cost $325,994,510)		391,128,167

PREFERRED STOCK: 0.7%

Banks: 0.7%
275,000	Itau Unibanco
	Holding SA –
	ADR (Brazil)	2,827,000
TOTAL PREFERRED STOCK
(Cost $1,929,175)		2,827,000

SHORT-TERM INVESTMENTS: 0.7%

Money Market Funds: 0.7%
2,931,759	Invesco-
	Government
	& Agency
	Portfolio –
	Institutional Class,
	0.430%^
	(United States)	2,931,759
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,931,759)		2,931,759

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Unaudited), Continued

Shares		Value

INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING: 0.9%

Money Market Funds: 0.9%
3,416,700	First American
	Government
	Obligations –
	Class Z, 0.420%^
	(United States)	$3,416,700
TOTAL INVESTMENT PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $3,416,700)		3,416,700
TOTAL INVESTMENTS IN
SECURITIES: 100.3%
(Cost $334,272,144)		400,303,626
Liabilities in Excess of
Other Assets: (0.3)%		(1,016,749)
TOTAL NET ASSETS: 100.0%		$399,286,877

(a)	Non-income producing security.
(b)	All or a portion of this security is considered illiquid. As of December 31, 2016 the total market value of illiquid securities was $2,111,823 or 0.5% of net assets.
(c)	Affiliated company as defined by the Investment Company Act of 1940.
(d)
The security or a portion of this security was out on loan at December 31, 2016. As of December 31, 2016 the total market value of loaned securities was $3,227,277 or 0.8% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

^	Seven-day yield as of December 31, 2016.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by MSCI, Inc., an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

Dear Shareowners, Friends, and Clients,

The Trillium Small/Mid Cap Fund (“SMID”) slightly underperformed its benchmark during the second half of 2016.  SMID gained 12.60% in the second half of 2016 on a net-of-fees basis, while the S&P 1000® Index rose 14.02%.  Maintaining our relatively more interest rate sensitive positioning and not chasing yield benefited our performance in sectors such as Financials, Utilities, and Consumer Staples.  However, Materials and Energy were a drag largely related to what we did not own, as the commodity driven names, such as steel, chemical, and exploration and production stocks, rallied on hopes of improved infrastructure investments during the Trump presidency and improving supply/demand in dynamics in the oil market. We also suffered from some stock specific issues in Information Technology.

With a lot of unknowns related to the policies of the new President and continued intra-market volatility, we continue to keep our sector/industry exposure close to our benchmark.  The one exception would be Energy, where we have been underweight, but given recent OPEC moves and the impending Saudi Aramco IPO, we may look to close that gap as well.  As always, we will continue to monitor valuations; looking to take profits in our winners and reallocating the funds to names that we feel have been overly penalized by the swings in the market.

Performance as of	6	1	Since Inception
December 31, 2016	Months	Year	August 31, 2015
Institutional (SMID)	12.60	14.48	7.16
S&P 1000®	14.02	22.49	16.01

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Expense Ratio*
Gross	11.10%
Net	0.98%

*
Gross expense ratio is from SMID Fund’s prospectus dated October 31, 2016. See the Financial Highlights on page 31 for the most current expense ratios. The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense in connection with investment activities, and taxes) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Institutional Shares to 0.98% (which is what the investor has paid) of the SMID Fund’s average daily net assets (the “Expense Caps”).  The Expense Cap is indefinite, but will remain in effect until at least October 31, 2017.

Performance Leaders:

LogMeIn (54%) benefited from the purchase of Citrix’s GoTo business, making it a dominant leader in remote access.  LogMeIn Inc. is a provider of cloud based solutions that enables companies and people to connect and engage with their workplace, colleagues, customers, and products anytime and anywhere.

Performance was helped by Tailored Brands (+106%), the owner of Men’s Wearhouse, Jos A. Banks, and K&G retail brands.  The stock rallied off of washed out levels on promising signs that the merged Jos A. Banks business may be on the mend despite the very difficult retail environment overall. The company had struggled to stabilize the Jos A. Banks business that it acquired as it removed the deep discounting practices such as “Buy One, Get 3 Free”, but recent results show hope. The stock still remains undervalued based on normalized earnings power.

Performance Laggards:

After having a large run up in the first half of the year on improving execution under new management, lululemon pulled back (-12%) as apparel spending trends became volatile and competition in its “athleisure” space heated up.  With all the noise going on in retail today (traffic shifting from malls, e-commerce strength over stores) we view lululemon as one of the best positioned in the specialty retail space given its strong brand that it has built through digital and grass roots marketing, its high quality product, and its strong online presence.

Photovoltaic equipment manufacturer First Solar was down 34% partially due to fears that solar tax incentives will be rolled back by the new climate skeptic administration, and partly due to the company’s response to solar market dynamics. As the price of solar has fallen rapidly over the last 18 months, First Solar, in our opinion, is taking the prudent step of reconfiguring manufacturing capacity to produce their far cheaper next generation product a year ahead of schedule, causing uncertainty in the near term but leading, we believe, to strength in the longer term.

New Positions:

During the second half of the year, we initiated a position in Trimble Navigation. Trimble Navigation provides integrated positioning, wireless, and software technology solutions that enable field and mobile workers to be more productive. Trimble is a solutions company—hardware and software—that seeks to answer the questions “where are my assets” and “how are they doing.”  While considered a tech company, Trimble is exposed to a variety of cyclical end markets, including agriculture, infrastructure build, and general residential and commercial construction.  Products are sold based on return on investment and provide benefits that can include lower operational costs, higher productivity, improved quality, safety, compliance, and reduced environmental impact.

In addition, we initiated a few more biotech positions – Alkermes and Ligand Pharmaceuticals.  Alkermes’ products treat largely central nervous system (CNS) disorders, such as schizophrenia, depression, addiction, and multiple sclerosis, with significant patient populations.  It is an area where improved treatments are desperately needed and most biotech and pharma companies are not focused. Ligand Pharmaceuticals is a uniquely run biotech company focused on early-stage research and development. We like Ligand’s “shots on goal” approach as it gives the company a better risk-adjusted revenue potential than many SMID biotechs given the uniqueness of its business strategy and model. The massive portfolio of over 140 products diversifies across disease areas, clinical trial phases, and even drug development areas (biotech, pharma, generics, specialty pharma, and now med tech). Ligand currently has 13 products in commercialization with various partners for which it receives royalty revenues.

We exited Genworth Financial, a life insurance company that has struggled with its long term care business.  The stock had more than doubled off of its lows, and while still well below book value, repeated missteps over the years had chipped away at our confidence in the story, so we took advantage of the strength to exit.  We also took advantage of short- term strength to exit John Wiley (on a solid quarter) and Solar City (on the Tesla bid), names in which our belief in the investment thesis had waivered.

Environmental Performance:

Utilizing data from MSCI, a leading ESG ratings provider we identified, at the close of 2016, SMID has a reported carbon intensity that is 59% less carbon intensive than its benchmark.

	SMID	S&P 1000

Number of companies	69	996
Total carbon emissions	30,316,673	65,930,916
Total carbon footprint	10,108	24,949

Source: MSCI

Advocacy:

During the second half of 2016, Trillium filed shareholder proposals with over two dozen companies, asking them to adopt more sustainable business practices and improve sustainability related disclosures. We engaged with companies in new areas of advocacy and participated in many successful dialogues, a few of which are highlighted below.

In August, J.B. Hunt Transport Services, Inc. updated its non-discrimination policies to cover gender identity for its 20,000 employees after our shareholder proposal received a 54% majority vote. According to the Human Rights Campaign Foundation’s 2016 survey, 75% of Fortune 500 companies prohibit discrimination based on sexual orientation and gender identity or expression, a historic high. We will continue to urge any companies we invest in to adopt similar protections for their LGBT employees.

Numerous studies have documented that greater board and management diversity results in improved corporate governance, competitiveness, and financial performance. Wabtec Corp., a company in the industrial sector, appointed Linda Hart, VP and Treasurer at Medtronic Inc. to its board in July 2016. We believe we were instrumental in this development because in the fall of 2013, we engaged in constructive dialogue with management and participated in co-filing a shareholder proposal with the Pennsylvania Treasurer. We withdrew our proposal in March 2014 after Wabtec agreed to amend its Corporate Governance Principles and Nominating and Corporate Governance Committee Charter.

With women holding just 16.3% of board directorships of S&P 1500 companies, less than a percentage point above 2014 levels, we will continue to engage companies on this issue. In December, Dentsply Sirona, Inc., a global dental equipment supplier which lacks gender diversity on its board became the 15th company to receive a board diversity proposal from Trillium.

The Paris Agreement, adopted in December 2015, set a target of limiting the increase in global average temperature to below 2 degrees Celsius. Trillium is encouraging companies we invest in to help achieve this through greater transparency, greater GHG emissions reductions, and renewable energy goals. Hologic, Inc. made an announcement this October, announcing its goal to reduce scope 1 and 2 emissions by 10% by 2020 following the company’s commitment in 2015 to publish greenhouse gas reduction targets.

Through a combination of shareholder advocacy tools (i.e. shareholder proposals, dialogue, and policy), Trillium and our clients are working to push companies we invest in to improve on key issues including climate change, board diversity, and corporate responsibility disclosure.  These efforts will have even more importance under the new Administration. ESG leaders in the corporate world and assets invested in line with these values will play an even greater role in creating a better world.

We look forward to serving our shareholders over the next year and thank you for your continued support.

Sincerely,

Laura McGonagle
Portfolio Manager

Trillium Small/Mid Cap Fund

SECTOR ALLOCATION at December 31, 2016 (Unaudited)

Percent of Net Assets

Financials	17.5%
Industrials	17.5%
Information Technology	16.4%
Consumer Discretionary	14.1%
Health Care	10.1%
Real Estate	7.8%
Materials	5.9%
Utilities	4.8%
Consumer Staples	3.4%
Energy	1.8%
Telecommunication Services	0.6%
Cash & Equivalents*	0.1%
Total	100.0%

*  Represents cash, short-term securities and liabilities in excess of other assets.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Unaudited)

Shares		Value

COMMON STOCKS: 99.9%

Automobiles & Components: 1.6%
2,013	BorgWarner, Inc.	$79,393

Banks: 8.5%
809	Eagle Bancorp, Inc. (a)	49,309
2,047	East West
	Bancorp, Inc.	104,048
1,083	First Republic Bank	99,788
423	SVB Financial
	Group (a)	72,612
4,802	Umpqua
	Holdings Corp.	90,182
		415,939

Capital Goods: 14.0%
262	Acuity Brands, Inc.	60,485
1,308	AO Smith Corp.	61,934
2,068	Hexcel Corp.	106,378
1,015	Lincoln Electric
	Holdings, Inc.	77,820
711	Middleby Corp. (a)	91,583
2,761	Quanta
	Services, Inc. (a)	96,221
1,491	Wabtec Corp.	123,782
1,384	Xylem, Inc.	68,536
		686,739

Commercial & Professional Services: 1.3%
3,350	Interface, Inc.	62,143

Consumer Durables & Apparel: 5.2%
657	Carter’s, Inc.	56,758
1,338	Deckers Outdoor
	Corp. (a)	74,111
1,136	lululemon
	Athletica, Inc. (a)	73,829
1,078	Newell Brands, Inc.	48,133
		252,831

Consumer Services: 2.3%
547	Panera Bread Co. –
	Class A (a)	112,184

Diversified Financials: 4.7%
1,985	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT	37,695
550	MSCI, Inc.	43,329
2,025	Stifel Financial
	Corp. (a)	101,149
4,085	WisdomTree
	Investments, Inc.	45,507
		227,680

Energy: 1.8%
604	ONEOK, Inc.	34,676
3,102	Superior Energy
	Services, Inc.	52,361
		87,037

Food & Staples Retailing: 2.4%
2,511	United Natural
	Foods, Inc. (a)	119,825

Health Care Equipment & Services: 4.9%
1,260	DENTSPLY
	SIRONA, Inc.	72,740
2,516	Hologic, Inc. (a)	100,942
1,915	Omnicell, Inc. (a)	64,919
		238,601

Household & Personal Products: 1.0%
1,062	Church &
	Dwight Co., Inc.	46,930

Insurance: 4.3%
1,333	Horace Mann
	Educators Corp.	57,052
859	Reinsurance Group
	of America, Inc.	108,088
696	WR Berkley Corp.	46,291
		211,431

Materials: 5.9%
1,499	Minerals
	Technologies, Inc.	115,798
4,499	Owens-Illinois, Inc. (a)	78,328
922	Sealed Air Corp.	41,803
1,030	Sonoco Products Co.	54,281
		290,210

Media: 1.8%
2,810	IMAX Corp. (a)	88,234

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at December 31, 2016 (Unaudited), Continued

Shares		Value

Pharmaceuticals, Biotechnology &
Life Sciences: 5.2%
534	Alkermes PLC (a)	$29,679
2,301	Cambrex Corp. (a)	124,138
524	Five Prime
	Therapeutics, Inc. (a)	26,258
170	Ligand Pharmaceuticals,
	Inc. (a)	17,274
433	Waters Corp. (a)	58,191
		255,540

Real Estate: 7.8%
1,909	Acadia Realty Trust	62,386
489	Camden Property Trust	41,110
1,764	CBRE Group, Inc. –
	Class A (a)	55,548
3,954	Forest City Realty
	Trust, Inc. – Class A	82,402
1,729	LTC Properties, Inc.	81,229
1,689	Tanger Factory Outlet
	Centers, Inc.	60,432
		383,107

Retailing: 3.2%
634	Nordstrom, Inc.	30,388
2,877	Tailored Brands, Inc.	73,507
675	Tractor Supply Co.	51,172
		155,067

Semiconductors & Semiconductor
Equipment: 2.0%
837	First Solar, Inc. (a)	26,859
1,860	Maxim Integrated
	Products, Inc.	71,741
		98,600

Software & Services: 6.6%
977	ANSYS, Inc. (a)	90,363
2,989	Convergys Corp.	73,410
1,093	LogMeIn, Inc.	105,529
2,441	Zendesk, Inc. (a)	51,749
		321,051

Technology Hardware & Equipment: 7.8%
676	F5 Networks, Inc. (a)	97,831
765	IPG Photonics Corp. (a)	75,513
749	Palo Alto
	Networks, Inc. (a)	93,662
879	Rogers Corp. (a)	67,516
1,600	Trimble, Inc. (a)	48,240
		382,762

Telecommunication Services: 0.6%
297	SBA Communications
	Corp. – Class A (a)	30,668

Transportation: 2.2%
1,132	JB Hunt Transport
	Services, Inc.	109,883

Utilities: 4.8%
2,286	Aqua America, Inc.	68,672
1,664	Avista Corp.	66,544
616	ONE Gas, Inc.	39,399
1,107	Ormat
	Technologies, Inc.	59,357
		233,972

TOTAL COMMON STOCKS
(Cost $4,361,151)		4,889,827

SHORT-TERM INVESTMENTS: 0.3%

Money Market Funds: 0.3%
14,181	Invesco-Government
	& Agency Portfolio –
	Institutional Class,
	0.430%^	14,181

TOTAL SHORT-TERM INVESTMENTS
(Cost $14,181)		14,181

TOTAL INVESTMENTS IN
SECURITIES: 100.2%
(Cost $4,375,332)		4,904,008
Liabilities in Excess of
Other Assets: (0.2)%		(7,335)
TOTAL NET ASSETS: 100.0%		$4,896,673

(a)	Non-income producing security.
^	Seven-day yield as of December 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by MSCI, Inc., an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited)

As a shareholder of Portfolio 21 Global Equity Fund and Trillium Small/Mid Cap Fund (each a “Fund” and collectively “Funds”), you incur two types of costs (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (Portfolio 21 Global Equity Fund only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/16 – 12/31/16).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. For the SMID Fund you will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them. An Individual Retirement Account will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of each Fund’s table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited), Continued

expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/16	12/31/16	7/1/16 – 12/31/16*
Portfolio 21 Global Equity Fund
Retail Class Actual	$1,000.00	$1,028.30	$6.80
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.50	$6.77

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/16	12/31/16	7/1/16 – 12/31/16*
Portfolio 21 Global Equity Fund
Institutional Class Actual	$1,000.00	$1,029.70	$5.53
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,019.76	$5.50

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/16	12/31/16	7/1/16 – 12/31/16**
Trillium Small/Mid Cap Fund
Actual	$1,000.00	$1,126.00	$5.25
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,020.27	$4.99

*
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 1.33% for the Retail Class and 1.08% for the Institutional Class multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

**
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.98% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one half-year period).

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2016 (Unaudited)

	Portfolio 21		Trillium
	Global		Small/Mid
	Equity Fund		Cap Fund
ASSETS
Investments in securities, at value
Unaffiliated securities (cost $332,303,496#
and $4,375,332)	$398,191,803	#	$4,904,008
Affiliated securities (cost $1,968,648 and $0)	2,111,823		—
Total Investments in securities, at value
(cost $334,272,144 and $4,375,332)	400,303,626		4,904,008
Cash	1,226		—
Foreign currency, at value
(cost $1,999,702 and $0)	2,020,015		—
Receivables:
Dividends and interest	1,222,536		3,305
Fund shares sold	519,979		2,912
Securities lending income	19,450		—
Due from adviser, net	—		12,454
Prepaid expenses	19,790		11,351
Total assets	404,106,622		4,934,030

LIABILITIES
Payables:
Payable for collateral received
for securities loaned	3,416,700		—
Fund shares redeemed	889,477		—
Investment advisory fees	292,805		—
Administration fees	40,160		7,350
Custody fees	24,571		2,675
Fund accounting fees	15,657		5,647
Audit fees	12,913		11,593
Distribution fees	73,622		—
Transfer agent fees	26,548		2,773
Chief Compliance Officer fees	1,595		1,601
Trustee fees	5,071		3,255
Other accrued expenses	20,626		2,463
Total liabilities	4,819,745		37,357
NET ASSETS	$399,286,877		$4,896,673

COMPONENTS OF NET ASSETS
Paid-in capital	$329,553,203		$4,357,615
Undistributed net investment income	124,557		2,437
Undistributed net realized gain on investments
and foreign currency transactions	3,655,884		7,945
Net unrealized appreciation on investments	66,031,482		528,676
Net unrealized depreciation on foreign
currency and translation of other assets
and liabilities in foreign currency	(78,249)		—
Net assets	$399,286,877		$4,896,673

#	Includes loaned securities with a market value of $3,227,277.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2016 (Unaudited), Continued

	Portfolio 21	Trillium
	Global	Small/Mid
	Equity Fund	Cap Fund*
Retail Class:
Net Assets	$248,128,707	$—
Shares issued and outstanding (unlimited number
of shares authorized without par value)	7,203,480	—
Net asset value, offering price, and
redemption price per share	$34.45	$—
Institutional Class:
Net Assets	$151,158,170	$4,896,673
Shares issued and outstanding (unlimited number
of shares authorized without par value)	4,404,885	453,204
Net asset value, offering price, and
redemption price per share	$34.32	$10.80

*	Retail Class shares are not offered as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the six months ended December 31, 2016 (Unaudited)

	Portfolio 21	Trillium
	Global	Small/Mid
	Equity Fund	Cap Fund
INVESTMENT INCOME
Dividends (net of foreign
withholding tax of $185,858 and $—)	$3,913,372	$26,819
Securities lending income	60,422	—
Interest	4,725	185
Total investment income	3,978,519	27,004

EXPENSES (Note 3)
Investment advisory fees	1,939,010	16,344
Distribution fees – Retail Class	258,141	—
Administration fees	122,852	22,257
Transfer agent fees	116,250	10,247
Custody fees	75,058	4,963
Fund accounting fees	52,205	16,492
Registration fees	21,874	15,915
Reports to shareholders	16,759	446
Miscellaneous expenses	13,944	4,130
Audit fees	12,839	12,017
Trustee fees	9,844	5,898
Chief Compliance Officer fees	4,568	4,577
Legal fees	2,865	3,803
Insurance expense	1,740	937
Interest expense	65	—
Total expenses	2,648,014	118,026
Less: fees waived and expenses reimbursed	—	(96,670)
Net expenses	2,648,014	21,356
Net investment income	1,330,505	5,648

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on unaffiliated investments
and foreign currency transactions	11,830,757	83,277
Net change in unrealized
appreciation/depreciation on:
Investments	(413,041)	430,455
Translation of other assets and
liabilities in foreign currency	(12,177)	—
Net realized and unrealized gain on investments
and foreign currency transactions	11,405,539	513,732
Net increase in net assets
resulting from operations	$12,736,044	$519,380

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2016	June 30,
	(Unaudited)	2016
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$1,330,505	$3,118,451
Net realized gain on investments
and foreign currency transactions	11,830,757	10,163,562
Net change in net unrealized
appreciation/depreciation on investments
and translation of other assets and
liabilities in foreign currency	(425,218)	(12,290,596)
Net increase in net assets
resulting from operations	12,736,044	991,417

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,901,426)	(1,115,254)
Institutional Class	(1,565,853)	(1,175,034)
From net realized gains
Retail Class	(9,323,883)	(13,467,782)
Institutional Class	(5,811,764)	(8,331,482)
Total distributions to shareholders	(18,602,926)	(24,089,552)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net
change in outstanding shares – Retail Class (a)	(4,084,735)	(4,486,248)
Net increase (decrease) in net assets derived from
net change in outstanding shares –
Institutional Class (b)	(19,534,590)	16,238,391
Total increase (decrease) in net assets
from capital share transactions	(23,619,325)	11,752,143
Total decrease in net assets	(29,486,207)	(11,345,992)

NET ASSETS
Beginning of period	428,773,084	440,119,076
End of period/year	$399,286,877	$428,773,084
Undistributed net investment income	$124,557	$2,261,331

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2016		Year Ended
	(Unaudited)		June 30, 2016
	Shares	Value	Shares	Value
Shares sold	424,487	$15,256,996	1,061,761	$37,095,158
Shares issued in
reinvestment
of distributions	312,079	10,772,982	401,624	13,727,517
Shares redeemed	(838,530)	(30,114,713)	(1,576,472)	(55,308,923)
Net decrease	(101,964)	$(4,084,735)	(113,087)	$(4,486,248)

(b)	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2016		Year Ended
	(Unaudited)		June 30, 2016
	Shares	Value	Shares	Value
Shares sold	469,406	$16,786,197	1,434,678	$50,048,108
Shares issued in
reinvestment
of distributions	188,404	6,477,324	247,758	8,438,633
Shares redeemed	(1,190,679)	(42,798,111)	(1,194,017)	(42,248,350)
Net increase (decrease)	(532,869)	$(19,534,590)	488,419	$16,238,391

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Period
	December 31,	Ended
	2016	June 30,
	(Unaudited)	2016*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$5,648	$1,790
Net realized gain (loss) on investments	83,277	(4,214)
Change in net unrealized
appreciation on investments	430,455	98,221
Net increase in net assets
resulting from operations	519,380	95,797

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	(5,001)	—
From net realized gains
Institutional Class	(71,118)	—
Total distributions to shareholders	(76,119)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares – Institutional Class (a)	976,216	3,381,399
Total increase in net assets
from capital share transactions	976,216	3,381,399
Total increase in net assets	1,419,477	3,477,196

NET ASSETS
Beginning of period	3,477,196	—
End of period	$4,896,673	$3,477,196
Undistributed net investment income	$2,437	$1,790

(a)	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2016		Period Ended
	(Unaudited)		June 30, 2016*
	Shares	Value	Shares	Value
Shares sold	131,052	$1,338,691	358,088	$3,392,494
Shares issued in
reinvestment
of distributions	6,776	74,198	—	—
Shares redeemed (b)	(41,566)	(436,673)	(1,146)	(11,095)
Net increase	96,262	$976,216	356,942	$3,381,399

(b)	Net of redemption fees of $— and $123, respectively.

*	Commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to June 30, 2016.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Retail Class

	Six Months
	Ended
	December 31,
	2016		Year Ended June 30,
	(Unaudited)		2016	2015	2014	2013	2012
Net asset value,
beginning of period/year	$35.06		$37.11	$41.76	$35.79	$30.27	$33.67

INCOME FROM INVESTMENT OPERATIONS:
Net investment income*	0.09		0.22	0.18	0.32	0.27	0.25
Net realized and unrealized
gain (loss) on investments	0.90		(0.23)	(0.33)	5.84	5.58	(3.41)
Total from investment
operations	0.99		(0.01)	(0.15)	6.16	5.85	(3.16)

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.16)	(0.31)	(0.19)	(0.33)	(0.24)
From net realized gain	(1.33)		(1.88)	(4.19)	—	—	—
Total distributions	(1.60)		(2.04)	(4.50)	(0.19)	(0.33)	(0.24)
Paid-in capital from
redemption fees	—		—	—	0.00 **	0.00 **	0.00 **
Net asset value,
end of period/year	$34.45		$35.06	$37.11	$41.76	$35.79	$30.27
Total return	2.83	%^	0.11%	(0.14)%	17.24%	19.41%	(9.34)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$248.1		$256.1	$275.3	$312.5	$273.1	$235.5
Portfolio turnover rate	9	%^	23%	36%	40%	27%	28%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to
average net assets	1.33	%+	1.33%	1.40%	1.42%	1.44%	1.46%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.52	%+	0.63%	0.46%	0.82%	0.78%	0.83%

*	Calculated using the average shares outstanding method.
**	Does not round to $0.01 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

	Six Months
	Ended
	December 31,
	2016		Year Ended June 30,
	(Unaudited)		2016	2015	2014	2013	2012
Net asset value,
beginning of period/year	$34.97		$37.05	$41.77	$35.74	$30.23	$33.64

INCOME FROM INVESTMENT OPERATIONS:
Net investment income*	0.14		0.32	0.29	0.46	0.36	0.37
Net realized and unrealized
gain (loss) on investments	0.90		(0.25)	(0.33)	5.82	5.58	(3.45)
Total from investment
operations	1.04		0.07	(0.04)	6.28	5.94	(3.08)

LESS DISTRIBUTIONS:
From net investment income	(0.36)		(0.27)	(0.49)	(0.25)	(0.43)	(0.33)
From net realized gain	(1.33)		(1.88)	(4.19)	—	—	—
Total distributions	(1.69)		(2.15)	(4.68)	(0.25)	(0.43)	(0.33)
Paid-in capital from
redemption fees	—		—	—	0.00 **	0.00 **	0.00 **
Net asset value,
end of period/year	$34.32		$34.97	$37.05	$41.77	$35.74	$30.23
Total return	2.97	%^	0.34%	0.15%	17.61%	19.75%	(9.09)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$151.2		$172.7	$164.8	$188.0	$144.9	$132.3
Portfolio turnover rate	9	%^	23%	36%	40%	27%	28%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to
average net assets	1.08	%+	1.08%	1.10%	1.12%	1.14%	1.16%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.76	%+	0.91%	0.73%	1.17%	1.08%	1.21%

*	Calculated using the average shares outstanding method.
**	Does not round to $0.01 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

Institutional Class

	Six Months Ended
	December 31, 2016		Period Ended
	(Unaudited)		June 30, 2016*
Net asset value, beginning of period	$9.74		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income**	0.01		0.01
Net realized and unrealized loss on investments	1.22		(0.27)
Total from investment operations	1.23		(0.26)

LESS DISTRIBUTIONS:
From net investment income	(0.01)		—
From net realized gain	(0.16)		—
Total distributions	(0.17)		—
Redemption fees proceeds	—		0.00#
Net asset value, end of period	$10.80		$9.74
Total return	12.60	%^	(2.60	)%^

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$4.9		$3.5
Portfolio turnover rate	14	%^	11	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	5.42	%+	11.08	%+
After fees waived and expenses absorbed	0.98	%+	0.98	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(4.18	)%+	(9.99	)%+
After fees waived and expenses absorbed	0.26	%+	0.11	%+

*	Commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to June 30, 2016.
**	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.
#	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 Global Equity Fund (“Portfolio 21”) and Trillium Small/Mid Cap Fund (“SMID Fund”) (together, the “Funds” ) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

Portfolio 21 and the SMID Fund have Retail and Institutional shares (Retail shares are not currently offered for SMID Fund). Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution fees. Portfolio 21 Retail shares also bear Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of Portfolio 21 is to seek long-term growth of capital.  It seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of any size market capitalization that satisfy certain environmental responsibility criteria.  The investment objective of SMID Fund is to seek long-term capital appreciation, which it seeks by identifying companies that it believes are strategic leaders, based on business models that are believed to be superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REIT’s”), Business Development Companies (“BDC’s”) and Master Limited Partnerships (“MLP’s”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REIT’s, BDC’s, and MLP’s that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by Portfolio 21. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of Portfolio 21’s securities traded on those foreign exchanges. Portfolio 21 utilizes a confidence level when determining the use of the FVIS provided prices. The confidence level is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence level for each security for which it provides a price. If the FVIS provided price falls within the confidence level Portfolio 21 will value the particular security at that price. If the FVIS provided price does not fall within the confidence level the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2016.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

Portfolio 21 Global Equity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$—	$6,841,719	$—	$6,841,719
Banks	18,605,917	18,541,394	—	37,147,311
Capital Goods	19,352,874	18,247,578	—	37,600,452
Commercial &
Professional Services	7,572,310	1,804,692	—	9,377,002
Consumer Durables & Apparel	3,863,080	9,186,390	—	13,049,470
Consumer Services	4,409,435	3,973,559	—	8,382,994
Diversified Financials	13,809,146	—	—	13,809,146
Energy	—	4,010,318	—	4,010,318
Food & Staples Retailing	4,340,050	6,881,787	—	11,221,837
Food, Beverage & Tobacco	6,035,210	3,670,169	—	9,705,379
Health Care
Equipment & Services	6,595,700	6,719,140	—	13,314,840
Household & Personal Products	—	10,032,418	—	10,032,418
Insurance	8,380,340	6,904,170	—	15,284,510
Materials	15,838,699	11,820,857	—	27,659,556
Media	—	3,564,123	—	3,564,123
Pharmaceuticals, Biotechnology
& Life Sciences	17,528,932	14,880,528	—	32,409,460
Real Estate	6,015,040	7,733,937	—	13,748,977
Retailing	10,258,480	3,363,135	—	13,621,615
Semiconductors &
Semiconductor Equipment	9,376,370	5,655,590	—	15,031,960
Software & Services	34,415,733	7,780,599	—	42,196,332
Technology Hardware
& Equipment	15,455,900	—	—	15,455,900
Telecommunication Services	6,012,132	8,646,325	—	14,658,457
Transportation	12,503,446	4,310,936	—	16,814,382
Utilities	—	6,190,009	—	6,190,009
Total Common Stocks	220,368,794	170,759,373	—	391,128,167
Preferred Stocks
Banks	2,827,000	—	—	2,827,000
Total Preferred Stocks	2,827,000	—	—	2,827,000
Short-Term Investments	2,931,759	—	—	2,931,759
Investment Purchased
with Cash Proceeds
from Securities Lending	3,416,700	—	—	3,416,700
Total Investments in Securities	$229,544,253	$170,759,373	$—	$400,303,626

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

Transfers into Level 2	$6,630,511
Transfers out of Level 2	—
Net transfers in and/or out of Level 2	$6,630,511
Transfers into Level 1	$—
Transfers out of Level 1	(6,630,511)
Net transfers in and/or out of Level 1	$(6,630,511)

Trillium Small/Mid Cap Fund

	Level 1	Level 2	Level 3	Total
Common Stocks^	$4,889,827	$—	$—	$4,889,827
Short-Term Investments	14,181	—	—	14,181
Total Investments in Securities	$4,904,008	$—	$—	$4,904,008

^ See Schedule of Investments for industry breakout.

It is the Funds’ policy to recognize transfers between levels at the end of the Funds’ reporting period.

Transfers for Portfolio 21 were made out of Level 1 into Level 2. One security that transferred into Level 2 was priced at the mean between the bid and ask price. Another security that transferred into Level 2 was valued using a foreign fair valuation.

There were no transfers into or out of Level 1 or 2 as of December 31, 2016 for SMID Fund.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  Each Fund has elected to be taxed as a “registered investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. At June 30, 2016, there were no post-October losses in the Funds.

At June 30, 2016, there were no capital loss carryovers for Portfolio 21 or the SMID Fund.

As of December 31, 2016, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of December 31, 2016, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REIT’s generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld.  The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Trillium Asset Management, LLC (the “Adviser”), provides each Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under each Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.90% and 0.75% based upon the average daily net assets of Portfolio 21 and the SMID Fund, respectively. The amount of investment advisory fees incurred by the Funds for the six months ended December 31, 2016, is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional shares. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The Adviser is permitted to seek reimbursement from the SMID Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three fiscal years after such payment. For the six months ended December 31, 2016, the Adviser waived $96,670 in fees in the SMID Fund. As of December 31, 2016, the remaining cumulative amount the Adviser may be reimbursed was $258,559.

The Adviser may recapture a portion of the above no later than the dates as stated below:

Date of Expiration	Amount
June 30, 2019	$161,889
June 30, 2020	96,670
Total	$258,559

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the six months ended December 31, 2016, are disclosed in the Statements of Operations.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares.  U.S. Bank NA (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the six months ended December 31, 2016, are disclosed in the Statements of Operations. As of December 31, 2016, the SMID Fund Retail shares are not offered.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail shares. All Arrangements must be approved by the Board of Trustees. For the six months ended December 31, 2016, the Retail shares for Portfolio 21 incurred $65,121 in Sub-Transfer Agent fees. For the six months ended December 31, 2016, the SMID Fund did not incur any Sub-Transfer Agent fees. As the Transfer Agent for the Funds, USBFS was paid $51,129 and $10,247 for the six months ended December 31, 2016, for Portfolio 21 and SMID Fund, respectively.

NOTE 4 – SECURITIES LENDING

Portfolio 21 may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank NA. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

Portfolio 21 receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Portfolio 21 continues to receive interest payments or dividends on the securities loaned during the borrowing year. Portfolio 21 has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2016, Portfolio 21 had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Portfolio 21 could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although Portfolio 21 is indemnified from this risk by contract with the securities lending agent.

As of December 31, 2016, the market value of the securities on loan and payable on collateral due to broker were as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$3,227,277	$3,416,700

Offsetting Assets and Liabilities. Portfolio 21 is subject to various netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow Portfolio 21 to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following is a summary of the arrangements subject to offsetting as of December 31, 2016:

Gross Amounts Not
Offset in the Statements
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
		in the	in the
		Statements	Statement		Cash
	Gross	of Assets &	of Assets &	Financial	Collateral	Net
	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Liabilities
Securities
Lending	$3,416,700	$ —	$3,416,700	$3,416,700	$ —	$ —

Portfolio 21 receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The Schedule of Investments for Portfolio 21 includes the particular cash collateral holding as of December 31, 2016. The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The interest income earned by Portfolio 21 on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Statements of Operations. Fees and interest income

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

earned on collateral investments and recognized by Portfolio 21 during the six months ended December 31, 2016 was $60,422.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2016, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Portfolio 21 Fund	$36,261,744	$70,355,140
SMID Fund	1,690,684	593,393

There were no purchases or sales of long-term U.S. Government securities for the six months ended December 31, 2016.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Adviser.  As of December 31, 2016, the market value of all securities of affiliated companies held in Portfolio 21 amounted to $2,111,823 representing 0.5% of net assets. For the six months ended December 31, 2016, Portfolio 21 had the following transactions with affiliated companies:

	Share			Share
	Balance			Balance	Realized		Value	Acqui-
	July 1,			Dec. 31,	Gain	Dividend	Dec. 31,	sition
Issuer	2016	Purchases	Sales	2016	(Loss)	Income	2016	Cost
New Resource
Bank	447,420	—	—	447,420	$—	$—	$2,111,823	$1,968,648
Total							$2,111,823	$1,968,648

As of December 31, 2016, the SMID Fund did not have investments in affiliates.

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2016 and the year ended June 30, 2016, was as follows:

Portfolio 21

	December 31, 2016	June 30, 2016
Distributions paid from:
Ordinary Income	$3,467,279	$2,634,274
Long-Term Capital Gain	13,426,890	21,455,278
Short-Term Capital Gain	1,708,757	—

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

SMID Fund
	December 31, 2016	June 30, 2016
Distributions paid from:
Ordinary Income	$5,001	$—
Long-Term Capital Gain	15,787	—
Short-Term Capital Gain	55,331	—

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of June 30, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Portfolio 21
Cost of investments	$361,856,342
Gross tax unrealized appreciation	84,825,169
Gross tax unrealized depreciation	(18,381,096)
Net tax unrealized appreciation	66,444,073
Undistributed ordinary income	2,738,525
Undistributed long-term capital gain	6,484,030
Total distributable earnings	9,222,555
Other accumulated gain/(loss)	(66,072)
Total accumulated gain	$75,600,556

SMID Fund
Cost of investments	$3,392,112
Gross tax unrealized appreciation	276,954
Gross tax unrealized depreciation	(184,594)
Net tax unrealized appreciation	92,360
Undistributed ordinary income	2,897
Undistributed long-term capital gain	540
Total distributable earnings	3,437
Other accumulated gain/(loss)	—
Total accumulated gain	$95,797

The difference between book and tax-basis unrealized appreciation is attributable to wash sales.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS December 31, 2016 (Unaudited), Continued

NOTE 8 – CREDIT FACILITY

U.S. Bank NA has made available to Portfolio 21 a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  Interest expenses for the six months ended December 31, 2016 are disclosed in the Statement of Operations. Credit facility activity for the six months ended December 31, 2016 was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	6,990,000
Average daily loan outstanding	264,119
Credit facility outstanding as of December 31, 2016	—
Average interest rate	3.50%

Trillium Small/Mid Cap Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 8, 2016, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act of 1940) considered the continuance of separate Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Trillium Asset Management, LLC (the “Adviser”) for the Portfolio 21 Global Equity Fund and the Trillium Small/Mid Cap Fund (each a “Fund,” together, the “Funds”).  At this meeting and at a prior meeting held on May 23, 2016, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Adviser.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Funds on both an absolute basis, and in comparison

Trillium Small/Mid Cap Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Portfolio 21 Global Equity Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date and one-year periods and underperformed its peer group median for the three-year, five-year and ten-year periods ended March 31, 2016.  The Board noted that the Adviser did not have other accounts managed similarly to the Portfolio 21 Global Equity Fund.  The Board also considered that the Fund outperformed its broad-based securities market benchmark for the one-year and ten-year periods and underperformed for the three-year and five-year periods ended March 31, 2016.

For the Trillium Small/Mid Cap Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date period ended March 31, 2016.  The Board also considered the Fund’s underperformance compared to the Adviser’s other similarly managed accounts for the since inception period ended March 31, 2016, and the reasons given by the Adviser for such underperformance.  The Board also considered that the Fund underperformed its broad-based securities market benchmark for the since inception period ended March 31, 2016.  In considering the performance of the Fund, the Board considered that the Fund had less than a year of operations.

3.
Costs of Services Provided and Profits Realized by the Adviser and the structure of the Adviser’s fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

For the Portfolio 21 Global Equity Fund, the Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were higher than

Trillium Small/Mid Cap Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

its peer group median and average. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Trillium Small/Mid Cap Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.98% for the Institutional Class and 1.33% for the Retail Class (“Expense Caps”).  The Board noted that the Fund’s advisory fee and net expense ratio (less Rule 12b-1 fees) were lower than its peer group median and average.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

The Trustees also took into consideration the services the Adviser provided to its similarly managed separate account clients, comparing the fees charged for those management services to the fees charged to the Trillium Small/Mid Cap Fund.  The Trustees noted that the Adviser does not replicate the Portfolio 21 Global Equity Fund’s investment style in separately managed accounts.  The Trustees noted that the fees charged to the Trillium Small/Mid Cap Fund as compared to the fees charged by the Adviser to its similarly managed separate account clients differed due to a number of factors.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Trillium Small/Mid Cap Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Adviser and its affiliates from their relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Adviser.  The Board also reviewed information regarding fee offsets for separate accounts invested in the

Trillium Small/Mid Cap Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreements, but rather, the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Trillium Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectuses, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center 60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK NA
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Fund	Class	Symbol	CUSIP
Portfolio 21	Retail Class	PORTX	742935588
Global Equity Fund	Institutional Class	PORIX	742935356

Trillium Small/Mid
Cap Fund	Institutional Class	TSMDX	74316P785

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)            Professionally Managed Portfolios

By (Signature and Title)                     /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                     /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    March 7, 2017

By (Signature and Title)*                   /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    March 8, 2017

* Print the name and title of each signing officer under his or her signature.